                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K
                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934



Date of Report (Date of
Earliest Event Reported): October  24, 1997



                                   AFFYMETRIX, INC.
-----------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



                 California               0-28218                  77-0319159
-----------------------------------     -----------              --------------
(State or other jurisdiction of         (COMMISSION              (IRS Employer
Incorporation or organization)          FILE NUMBER)             Identification
                                                                     Number)


                    3380 Central Expressway
                         Santa Clara, California                 95051
                         -----------------------                 -----
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone no., including area code:  (408)731-5000
                                                  -------------



                              NOT APPLICABLE
-----------------------------------------------------------------------------
      (Former name or former address, if changed since last report)



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Item 5.        OTHER EVENTS

    On October 24, 1997, Affymetrix, Inc. issued a press release announcing its results for the quarter ending September 30, 1997. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.





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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AFFYMETRIX, INC.



Date: October 27, 1997                          By: /s/ Vernon A. Norviel
                                                -----------------------------
                                                Vernon A. Norviel
                                                Vice President & General Counsel



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                                    EXHIBIT INDEX

Exhibit
  No.                                   Exhibit
-------                                 -------

99.1          Press release issued on October 24, 1997, by Affymetrix, Inc.
              announcing its results for the quarter ending September 30, 1997.






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